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                                                                    EXHIBIT 99.9

                      INTERCREDITOR SUBORDINATION AGREEMENT


         THIS INTERCREDITOR SUBORDINATION AGREEMENT (this "Agreement"), made and entered into as of the 26th day of September, 1997, by and among FLEET BANK (formerly NORSTAR BANK OF UPSTATE NY), a banking corporation organized and existing under the laws of the State of New York with a business address at 69 State Street, Albany, New York 12201 and a mailing address of Peter D. Kiernan Plaza, Broadway, Albany, New York 12207, Attention: Corporate Banking (hereinafter, together with any "Affiliate" thereof, as that term is defined below, as and where the context of this Agreement so requires, called "Fleet"); PURCHASERS more particularly defined on Schedule A attached hereto and made a part hereof, with business addresses and mailing addresses as more particularly set forth on said Schedule A (hereinafter, together with any "Affiliate" thereof, as that term is defined below, as and where the context of this Agreement so requires, collectively called "Purchasers"); DECORA, INCORPORATED, a Delaware corporation authorized to do business in the State of New York as Decora Manufacturing, with its principal place of business at 1 Mill Street, Fort Edward, New York 12828 (hereinafter called the "Borrower") and DECORA INDUSTRIES, INC., a Delaware corporation, with its principal place of business at 1 Mill Street, Fort Edward, New York 12828 (the "Corporate Guarantor").


                              W I T N E S S E T H:


         WHEREAS, Fleet has extended credit and hereafter may extend additional credit to Borrower upon the security of a lien upon, and security interest in, all, or substantially all, assets of Borrower, as more particularly described below, all pursuant to those certain loan agreements more particularly described on Exhibit "A" attached hereto and made a part hereof between Borrower and Fleet, as heretofore modified and amended (hereinafter, as they may be further modified or amended hereafter collectively called the "Fleet Loan Agreements"); and

         WHEREAS, Purchasers have extended credit to Borrower and hereafter may extend additional credit to Borrower, upon the security of a lien upon, and security interest in, all, or substantially all, assets of Borrower, as more particularly described below, all pursuant to a certain Note and Warrant Purchase Agreement, dated as of even date herewith, between Borrower, Decora Industries, Inc., Dorrance Street Capital Advisors, L.L.C., as Agent (the "Agent") and Purchasers (hereinafter, as it may be modified or amended hereafter, called the "Purchasers Loan Agreement"); and

         WHEREAS, the repayment of all of the obligations of the Borrower to both Fleet and the Purchasers are unconditionally guaranteed by the Corporate Guarantor; and



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         WHEREAS, Fleet and Purchasers have agreed to enter into this Agreement in order to establish, as between themselves, the relative priority of their respective liens and security interests in the assets of Borrower and the Corporate Guarantor and to evidence certain other understandings and agreements they have reached between themselves in regard thereto; and

         WHEREAS, Borrower and Corporate Guarantor have agreed to join in the execution of this Agreement in order to acknowledge their consent to the terms hereof and their agreement to be bound hereby, and to make certain other agreements with Fleet and Purchasers in connection therewith;

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fleet, Purchasers, Borrower and Corporate Guarantor hereby agree as follows:

                                 1. DEFINITIONS

1.1 Affiliate shall mean, with respect to any person or entity, any other person or entity (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person or entity, (ii) which directly or indirectly, of record or beneficially, owns or holds five percent (5%) or more of the shares of any class of the capital stock of such person or entity having voting powers, or (iii) five percent (5%) or more of the shares of such stock of which are owned or held, directly or indirectly, of record or beneficially, by or for such person or entity. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a person or entity, whether through ownership of common stock, by contract or otherwise.

1.2 Purchasers Claim shall mean all "Purchasers Obligations", as that term is defined below, whether now or hereafter existing, including, particularly, but without limitation, all such "Purchasers Obligations" as are evidenced by the "Notes", as that term is defined in the Purchasers Loan Agreement, and any and all subsequent loans, leases, letters of credit and other financial accommodations made by Purchasers or any of Purchasers' Affiliates to or on behalf of Borrower, together with accrued interest thereon, fees chargeable in connection therewith and costs of collection and enforcement of rights and remedies in regard thereto which are chargeable to Bor rower, in each instance in accordance with, and pursuant to, the terms and conditions of such "Notes", the Purchasers Loan Agreement and any other "Loan Documents" as that term is defined in the Purchasers Loan Agreement, pertinent thereto.

1.3 Purchasers Documents shall mean any and all documents, whether now or hereafter existing, which evidence, pertain to or secure the Purchasers Claim, or any portion thereof,



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     including, without limitation, the Purchasers Loan Agreement, the "NoteS"
     (as that term is defined therein) and all those other "Loan Documents" (as that term is defined therein) executed by Borrower and/or Corporate Guarantor to or with Purchasers in connection therewith.

1.4 Purchasers Obligations shall mean and include all loans, advances, debts, liabilities, obligations, covenants and du ties owing by Borrower or Corporate Guarantor to Purchasers or to any of Purchasers Affiliates of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Purchasers Loan Agreement or under any other agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, lease, guaranty, indemnification or in any other manner, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower and/or Corporate Guarantor under the Purchasers Loan Agreement or any other agreement of Borrower and/or Corporate Guarantor with Purchasers or any of Purchasers' Affiliates.

1.5  Claims shall mean, collectively, the Fleet Claim and the Purchasers Claim.

1.6 Collateral shall mean all property, and interests in property, of Borrower and/or Corporate Guarantor, whether real or personal, tangible or intangible, now existing or hereafter existing, and wherever located, in which, now or hereafter, a security interest or lien is granted to either Lender to secure the repayment, in whole or in part, either directly or indirectly, of the whole, or any portion of the Claim of such Lender, together with all proceeds and the products thereof.

1.7 Event of Default shall mean any event which, pursuant to the operative terms of the Purchasers Documents or the Fleet Documents, as the case may be, permits the Lender thereunder to accelerate the payment of, and take enforcement actions with respect to the collection of its Claim.

1.8 Fleet Claim shall mean all of "Fleet Obligations", as that term is defined below, whether now or hereafter existing, including, particularly, but without limitation, such "Fleet Obligations" as are evidenced by the Fleet Notes, as that term is defined below, and any and all subsequent loans, leases, letters of credit and other financial accom modations made by Fleet or any of Fleet's Affiliates to or on behalf of Borrower, together with accrued interest thereon, fees chargeable in connection therewith and cost of collection and enforcement of rights and remedies in regard thereto which are chargeable to Borrower, in each instance in



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     accordance with, and pursuant to, the terms and conditions of the Fleet
     Notes, the Fleet Loan Agreements and any of the Fleet Documents.

1.09 Fleet Documents shall mean any and all documents whether now or hereafter existing, which evidence, pertain to or secure the Fleet Claim, or any portion thereof, including, without limitation, the Fleet Loan Agreements, the Fleet Notes and each of the other documents, instruments and agreements referred to in the Fleet Loan Agreements or contemplated thereby to which Borrower and/or Corporate Guarantor is a party or which Borrower and/or Corporate Guarantor is obligated to deliver pursuant thereto, together with all such documents, instruments and agreements as are hereafter executed and/or delivered by Borrower and/or Corporate Guarantor to Fleet.

1.10 Fleet Notes shall mean those notes, guarantees and credit and reimbursement agreements more particularly described on Exhibit "B" attached hereto and made a part hereof, executed by Borrower to Fleet, together with any extensions or renewals thereof, or any amendments thereto.

1.11 Fleet Obligations shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower and/or Corporate Guarantor to Fleet or to any of Fleet's Affiliates (as that term is defined above) of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Fleet Loan Agreements or under the Fleet Notes (as that term is defined above) or under any other agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, lease, guaranty, indemnification or in any other manner, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower and/or Corporate Guarantor under the Fleet Loan Agreements or any other agreement of Borrower and/or Corporate Guarantor with Fleet or any of Fleet's Affiliates.

1.12 Fleet Senior Collateral shall mean all that Collateral set forth and described on Exhibit "C" attached hereto and made a part hereof, in which, as between Purchasers and Fleet, Fleet is to have a senior lien or security interest as described in and provided by paragraph 2.1(a) hereof.

1.13 Lender shall mean Purchasers or Fleet, or both, as the context shall require.

1.14 Purchasers Subordinate Collateral shall mean all that Collateral set forth and described on Exhibit "C" attached



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     hereto and made a part hereof, in which, as between Purchasers and Fleet,
     Purchasers are to have a subordinate lien or security interest as described in and provided by paragraph 2.1(a) hereof.

                    2. INTERCREDITOR SUBORDINATION AGREEMENT

2.1 Lien Priorities. Notwithstanding the date, manner or order of perfection of any security interests and liens now or hereafter granted in any Collateral by Borrower and/or Corporate Guarantor to Purchasers or Fleet, any provisions of any applicable Uniform Commercial Code or any applicable statute, law or decision or any term of any of the Purchasers Documents or the Fleet Documents, or whether either Purchasers or Fleet now or hereafter holds possession of all or any part of any Collateral of Borrower and/or Corporate Guarantor, or any other matter whatsoever, the following, as between Purchasers and Fleet, shall be the relative priority of their respective security interests and liens:

     (a) To the extent necessary to pay in full the Fleet Claim, Fleet shall have a first and prior security interest in and lien upon the Collateral; and Purchasers shall have a second and subordinate security interest therein;

     (b) The priorities established hereunder are only as between Fleet and Purchasers and are expressly conditioned upon the proper perfection, and non-avoidibility by a bankruptcy trustee, of the security interests and liens which have been accorded priority pursuant hereto. If any security interest or lien of either Lender in any Collateral which, pursuant hereto, has been accorded priority hereafter ceases to be perfected, or is avoid able by a bankruptcy trustee, such lien priority established pursuant hereto shall cease to be effective;

     (c) The relative priorities of any security interests or liens in any Collateral which are not established, altered or specified herein (or which, hereafter, by operation of the foregoing subparagraph or any other provision of this Agreement, cease to be effective), shall exist and continue in accordance with, and subject to, applicable law.

2.2 Distribution of Proceeds of Collateral - Unless otherwise expressly agreed to the contrary by each Lender or then prohibited by applicable law, all proceeds of the Collateral shall be paid to Fleet for application to the Fleet Claim, until it is fully satisfied, with any residual proceeds after satisfaction of the Fleet Claim being paid to Purchasers for application to the Purchasers Claim.

2.3  Enforcement Actions.



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     (a)  Subject to the terms of Section 2.5 below, so long as any portion of the Fleet Claim remains outstanding, Purchasers may not take any action to accelerate payment of the Purchasers Claim and/or to foreclose or realize upon or enforce any of its rights with respect to the Collateral, if such acceleration, foreclosure and realization and/or enforcement occurs within one hundred eighty (180) days of either (i) the date of the Purchasers receipt of a notice of an occurrence of an Event of Default from Fleet or (ii) the date of the giving by the Purchasers to the Borrower of a notice of an occurrence of an Event of Default (said 180 day period being hereinafter referred to as the "Standstill Period"), without first giving notice to, and obtaining the prior written consent of Fleet; provided, however, that
          a) nothing contained herein shall be deemed to prohibit Purchasers from intervening or participating in or commencing any judicial proceeding to the extent necessary to preserve or protect its interests in any such Collateral and/or its rights against the Borrower and/or Corporate Guarantor, b) the Purchasers shall not be required to observe more than one Standstill Period in any twelve month period during the term of this Agreement, and c) no such consent shall be needed and any such Standstill Period will be deemed terminated if Fleet accelerates payment of one or more of the notes evidencing its Claim and takes any action to foreclose or --- realize upon or enforce any of its rights with respect to the Collateral;

     (b) Subject to the terms of Section 2.5 below, Fleet may, at its option, take any action to accelerate payment of the Fleet Claim, and/or to foreclose or realize upon or enforce any of its rights with respect to the Collateral, upon giving notice to, but without any necessity for obtaining the prior written consent of, Purchasers; provided, however, that nothing contained herein shall be deemed to prohibit Fleet from intervening or participating in or commencing any judicial proceeding to the extent necessary to preserve or protect its interests in any such Collateral and/or its rights against the Borrower and/or the Corporate Guarantor.

2.4 Additional Credit Extensions. Subject to any contrary provisions of Sections 3.5 and 3.9 below, each of Purchasers and Fleet shall have the right, upon giving notice to, but without the necessity of first obtaining the consent of, the other, to enter into additional, supplemental or replacement Purchasers Documents or the Fleet Documents, as the case may be, or to modify or amend, or waive any provision of, the Purchasers Documents or the Fleet Documents, as the case may be, or to extend credit or other financial accommodations (or increase any existing credit or financial accommodation) to Borrower hereafter pursuant to the Purchasers Documents or the Fleet Documents in such amounts and subject to such terms and



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     conditions as each Lender elects, and to secure the repayment thereof with any or all of the Collateral; provided, however, that nothing contained herein shall constitute a waiver of any right of either Lender, pursuant to any agreement between such Lender and Borrower, to require Borrower to obtain such Lender's prior written consent to any such credit or pledge made by or to the other Lender.

2.5 Notices of Defaults. Each Lender agrees to give to the other Lender a copy of any notice of the occurrence or existence of an Event of Default given to Borrower by such Lender hereafter concurrently with the sending of such notice to Borrower; thereafter, but within a period equal to the greater of
     (i) ten (10) days after receipt of such notice or (ii) the cure period (if any) granted to the Borrower in such notice or otherwise to cure such Event of Default, the Lender receiving any such notice shall have the right, without obligation to do so, to cure (or cause the cure) of such Event of Default (to the extent such Event of Default can be cured by the payment of money) before the Lender giving such notice shall take any enforcement actions with respect to its Claim.

2.6 Agency for Perfection. To the extent that Purchasers now has possession of, or hereafter obtains possession of any Collateral including, without limitation, any proceeds thereof which may be collected by operation of any lockbox, blocked account reserve account or other collection method instituted by Purchasers on which Fleet has a prior security interest or lien pursuant hereto the Purchasers having possession of such Collateral shall deliver such Collateral to Fleet, and pending such delivery, such Purchasers shall hold such Collateral in trust, as trustee and agent for the benefit of Fleet; and Fleet shall hold such Collateral as bailee and agent of the Purchasers for the purposes of facilitating the perfection of such Purchasers' security interest therein so long as such Collateral remains in its possession pending application to the Fleet Claim, and thereafter, pending distribution of any surplusage to the Purchasers pursuant hereto. Purchasers designate Fleet pursuant to section 8-313(1)(a) of the Uniform Commercial Code to hold certificates representing all of the common stock of the Borrower (the "Stock") and the notes of the Corporate Guarantor to the Borrower identified as item 9 in Exhibit "C" hereof (the "Pledged Notes") on its own behalf and on behalf of the Purchasers, and Fleet acknowledges that it so holds the Stock and the Pledged Notes; provided that this sentence shall not limit Fleet's ability to exercise remedies against the Stock and the Pledged Notes in accordance with this Agreement.

2.7 Actions Upon Repayment of Fleet. If the Fleet Claim is paid in full, but not the Purchasers Claim, and, in connection therewith, the Fleet Documents are terminated, then Fleet, if and to the extent it then or thereafter has no other claim against Borrower, shall, at the Purchasers' request transfer any such Collateral held by it to the Purchasers and shall



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     assign its security interest therein and all of its rights under financing statements to Purchasers; provided however, that any such transfer or assignment shall be without recourse to Fleet and at the Purchasers' expense.

2.8 Insurance. Notwithstanding anything to the contrary herein, Fleet, having a senior security interest or lien in any Collateral the value of which is insured by any hazard or casualty or similar insurance maintained by Borrower shall, subject to Fleet's rights under its agreements with Borrower, have the sole and exclusive right, as against the Purchasers to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral so long as Fleet does so in good faith, in a commercially reasonable manner. All proceeds of such insurance shall be paid to Fleet, as named in the mortgagee or loss payable endorsement corresponding to such insurance in the same manner as hereinabove prescribed with respect to other proceeds of Collateral.

2.9 UCC Notices. In the event that either Lender shall be required by the Uniform Commercial Code or any other ap plicable law to give notice to the other of intended disposi tion of Collateral, such-notice shall be given in accordance with paragraph 3.1 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

2.10 Payment of Purchasers Claim in the Event of a Default Under any of the Fleet Documents and/or the Purchasers Documents.

     (a) In the event that Fleet should send a Notice of Default to the Borrower and the Purchasers (as set forth in Section 2.5 hereof) specifying a payment default by the Borrower, the Purchasers agree not to accept payments of principal or interest upon the Purchasers Claim, without the prior written consent of the Fleet, until the earlier to occur of (i) the payment Event of Default set forth in the aforementioned Notice of Default is cured, or (ii) the Fleet Claim is paid in full. During any such period, Purchasers also agree to hold any and all such payments received by Purchasers without demand, in trust for Fleet in the same medium in which received, not to commingle the same with any of the assets of Purchasers, to immediately notify Fleet on the receipt of the same and to dispose of the same as Fleet shall direct.

     (b) In the event that Fleet should send a Notice of Default to the Borrower and the Purchasers (as set forth in Section 2.5 hereof) specifying a default by the Borrower other than a payment default, and as a result of said non-payment default, Fleet elects to accelerate payment of the Fleet Claim and to foreclose or realize upon or enforce any of its rights with respect to the Collateral, the Purchasers agree not to accept payments of principal or interest upon the Purchasers Claim, without the prior written consent of the Fleet, until the earlier to occur of (i) the non-payment Event of Default set



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     forth in the aforementioned Notice of Default is cured and Fleet elects to cancel its payment acceleration of the Fleet Claim and cancel its foreclosure or realization upon or enforcement of its rights with respect of the Collateral, or (ii) the Fleet Claim is paid in full. During any such period, Purchasers also agree to hold any and all such payments received by Purchasers without demand, in trust for Fleet in the same medium in which received, not to commingle the same with any of the assets of Purchasers, to immediately notify Fleet on the receipt of the same and to dispose of the same as Fleet shall direct.

     (c) In the event that Fleet should send a Notice of Default to the Borrower and the Purchasers (as set forth in Section 2.5 hereof) specifying a default by the Borrower other than a payment default, and as a result of said non-payment default, Fleet, does not elect to accelerate payment of the Fleet Claim and to foreclose or realize upon or enforce any of its rights with respect to the Collateral, the Purchasers may accept payments of principal or interest upon the Purchasers Claim, without the prior written consent of the Fleet, until such time, if any, that Fleet elects to accelerate payment of the Fleet Claim and to foreclose or realize upon or enforce any of its rights with respect to the Collateral; in which event the provisions of subparagraph (b) above shall control.

     (d) In the event that Purchasers should send a Notice of Default to the Borrower and Fleet (as set forth in Section 2.5 hereof) specifying a default by the Borrower and, after receipt of said Notice of Default, Fleet, at its option, elects not to declare a cross-default and send a Notice of Default to the Borrower and Purchasers (as set forth in Section
     2.5 hereof), the Purchasers may accept payments of principal or interest upon the Purchasers Claim, without the prior written consent of the Fleet, until such time, if any, that Fleet elects to accelerate payment of the Fleet Claim and to foreclose or realize upon or enforce any of its rights with respect to the Collateral; in which event the provisions of subparagraph (b) above shall control.

                                3. MISCELLANEOUS

3.1 Notices. All notices hereunder shall be effective upon receipt and shall be in writing and sent by personally delivered mail or sent by express mail or overnight mail delivery, to the addresses as first set in the opening paragraph to this Agreement, in the case of Fleet, and as set forth on Schedule A hereof, in the case of the Purchasers, or to such other address or person as either of the parties hereto may designate in writing to the other party. Notice shall be deemed received when hand delivered or when deposited in a United States express mail post office box, postage prepaid or delivered to the overnight mail delivery service properly addressed.



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3.2  Contesting Liens or Security Interests. Neither Lender shall contest the validity, perfection, priority or enforceability of any lien or security interest granted to the other Lender, and each of the Lenders hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interest. Each Lender shall also use its best efforts to notify the other Lender of any change in the location of any of the Collateral or the business operations of Borrower, or of any change in law which would make it necessary or advisable for the other Lender to file additional financing statements in another location as against Borrower but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

3.3 Independent Credit Investigations. Neither of the Lenders, nor any of their respective directors, officers, agents or employees, shall be responsible to the other or to any other person, firm or corporation, for Borrower's solvency, financial condition or ability to repay the Purchasers Claim or the Fleet Claim, as the case may be, or for any statements of Borrower, oral or written, or for the validity, sufficiency or enforceability of the Purchasers Claim or the Fleet Claim, as the case may be, or the Purchasers Documents or the Fleet Documents, or any liens or security interests granted by Borrower to the Lenders in connection therewith. Each Lender has entered into its respective financing agreements with Borrower based upon its own independent investigation and makes no warranty or representation to the other Lender nor does it rely upon any representation of the other Lender with respect to matters identified or referred to in this paragraph.

3.4 Limitation on Liability of Lenders to Each Other. Fleet shall not have any liability to the Purchasers with respect to the exercise of its rights and remedies in any Collateral on which it has retained a first priority security interest or lien pursuant hereto so long as such exercise is conducted in the same manner and with the same degree of care as Fleet then is using with respect to the exercise of its rights and remedies in any other, similar collateral securing any loan which is not the subject of this Agreement, and, then, such liability shall extend only to the extent that the Purchasers' loss, damage or expenses is proximately caused by the gross negligence or willful misconduct of Fleet in exercising such rights and remedies.

3.5 Amendments to Financing Arrangements or to this Agreement. Subject to any contrary provisions of Section 3.9 below, each Lender shall use its best efforts to notify the other Lender of any amendment or modification in the Purchasers Documents or the Fleet Documents, as the case may be, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on



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     behalf of any third party; and each Lender shall, upon request of the other
     Lender, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each Lender to be binding and enforceable.

3.6 Marshalling of Assets. Purchasers hereby waive any and all rights to have the Collateral, or any part thereof, marshalled by Fleet upon any foreclosure of any security interest in, or lien on, such Collateral.

3.7 Further Assurances. If, at any time or from time to time hereafter, it becomes necessary or advisable in connection with the foreclosure, liquidation or disposition of any Col lateral by Fleet, as a result of an Event of Default, to obtain a subordination, release or discharge of the Purchasers' lien or security interest in any such Collateral in order to convey good and marketable title to such Collateral, then, so long as such foreclosure, liquidation or disposition, and the application of the proceeds derived therefrom, have been accomplished in conformity herewith, the Purchasers, upon the request of Fleet, shall execute such instruments of subordination, release or discharge of such liens or security interests, in recordable form, as may be reasonable and appropriate in the circumstances; provided, however, that in no event shall any such subordination, release or discharge alter, impair, release, discharge or otherwise modify the liens and security interests of the Purchasers in and to any other portion of the Collateral then existing or the claim of Purchasers against the Borrower for any obligations due them.

3.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respec tive successors and assigns of each of the parties hereto. Neither Lender shall assign or transfer any interest in its Claim to any third party unless such assignee or transferee shall have executed and delivered to the other Lender, not later than the date of such assignment or transfer, an instrument in form and substance satisfactory to the other Lender, pursuant to which the assignee or transferee agrees to be bound by this Agreement. Notwithstanding the above, however, nothing in this Agreement shall be construed as restricting the right of either Lender to participate an interest in its Claim out to another lender or third party.

3.9 Additional Documents or Security Interests. In the event that, from and after the date hereof, either Lender shall obtain or negotiate to obtain any additional document guaranteeing, confirming, perfecting or otherwise affecting its Claim or any security interest or lien in Borrower's as sets, it shall: (a) promptly thereafter notify the other Lender that such document has been obtained or that it is negotiating to obtain such document; (b) either directly or by incorporation by reference, cause any such document to reflect the relative priorities of the Lenders with respect to the Collateral; and (c) provide a copy of the document to the other Lender.

3.10 Borrower's and Corporate Guarantor's Agreement. Borrower and Corporate Guarantor each hereby consent to the foregoing arrangements and agree to be bound by the provisions hereof as they relate to the relative rights of Fleet and Purchasers as between such Lenders with respect to such parties and the Collateral; provided, however, that Borrower and Corporate Guarantor further acknowledge and agree that nothing in this Agreement shall amend, modify, change or supersede the respective terms of the Fleet Documents or the Purchasers Documents as between each Lender and Borrower and/or each Lender and Corporate Guarantor, as the case may be; and provided, further, however, that, as among Purchasers, Fleet, Corporate Guarantor and Borrower, in the event of any conflict or inconsistency between the terms of this Agreement and the Fleet Documents or the Purchasers Documents, as the case may be, the terms of this Agreement shall govern and Borrower and Corporate Guarantor each shall govern itself accordingly in connection therewith. Borrower and Corporate Guarantor further agree that the terms of this Agreement shall not give either Borrower or Corporate Guarantor any substantive rights vis-a-vis either Fleet or Purchasers. Without limiting the generality of the foregoing, and as further inducement to the Lenders to enter into this Agreement, Borrower and Corporate Guarantor each further (i) recognizes and agrees if either Lender shall enforce its rights or remedies in violation of the terms of this Agreement, Borrower and Corporate Guarantor each agrees that it shall not use such violation as a defense to the enforcement by either Lender of any rights or remedies under the Purchasers Documents and/or the Fleet Documents, as the case may be, nor assert such violation as a counterclaim or basis for set-off or recoupment against either Lender; (ii) authorizes and directs each Lender to assign its security interest to the other in accordance with and subject to the terms and limitations of Section 2.7 above; and (iii) nominates and appoints each Lender to serve as the bailee of the other Lender with respect to any Collateral now or hereafter in the custody, control or possession of such Lender as security for the payment of any Claim in accordance with Section 2.7 above.

3.11 Governing Law. This Agreement shall be governed as to valid ity, interpretations, enforcement and effect by the laws of the State of New York.

3.12 Consent to Jurisdiction and Service of Process. The Borrower and each Lender hereby consent to the jurisdiction of any state or federal court located within the County of Albany, State of New York and irrevocably agree that, subject to the election of Fleet, all actions and proceedings relating to this Agreement may be litigated in such courts. The Borrower, Corporate Guarantor and each Lender accept generally and unconditionally the nonexclusive jurisdiction of the aforesaid courts and waive any defense of forum non conveniens, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The Borrower, Corporate Guarantor and each Lender agree that service upon it at its address provided in the opening paragraph to this Agreement, in the case of Fleet, Borrower and Corporate Guarantor, and as set forth on Schedule A hereof, in the case of the Purchasers shall constitute sufficient notice and service of process. Nothing herein shall affect the right of either Lender to serve process in any other manner permitted by law or shall limit the right of Fleet to bring proceedings or obtain or enforce judgments against the Purchasers in the courts of any other jurisdictions or the right of Purchasers to enforce judgments against Fleet in other jurisdictions.

3.13 Waiver of Trial By Jury. THE BORROWER, THE CORPORATE GUARANTOR AND EACH LENDER HEREBY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF EITHER LENDER AND/OR BORROWER AND/OR CORPORATE GUARANTOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE BORROWER, CORPORATE GUARANTOR AND EACH LENDER FURTHER REPRESENT THAT THEY HAVE REVIEWED THIS WAIVER WITH THEIR RESPECTIVE LEGAL COUNSEL, AND THAT THEY KNOWINGLY AND VOLUNTARILY WAIVE THEIR RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR OTHER MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written individually and as agent for, and on behalf of, each party's Affiliates.

                                                   "Purchasers"

                                                   By:____________________
                                                   Name:__________________
                                                   Title:_________________

                                                   By:____________________
                                                   Name:__________________
                                                   Title:_________________

                                                   "Fleet"

                                                   FLEET BANK

                                                   By:__________________
                                                          James M. Marini
                                                          Vice President

                                                   "Borrower"

                                                   DECORA, INCORPORATED

                                                   By:____________________
                                                   Name:__________________
                                                   Title:_________________

                                                   "Corporate Guarantor"

                                                   DECORA INDUSTRIES, INC.

                                                   By:____________________
                                                   Name:__________________
                                                   Title:_________________


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF           )

     On this ____ day of September, 1997, before me personally appeared James M. Marini, to me known, who being by me duly sworn, did depose and say that he resides in Valatie, New York, that he is a Vice President of Fleet Bank, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  ------------------------------
                                                  Notary Public
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF           )

     On this ____ day of September, 1997, before me personally appeared ________________________________, to me known, who being by me duly sworn, did depose and say that _he resides in _____________________________, that _he is the __________________ of Decora, Incorporated, the corporation described in and which executed the above instrument; and that _he signed _____ name thereto by order of the Board of Directors of said corporation.

                                                  ------------------------------
                                                  Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF           )

     On this ____ day of September, 1997, before me personally appeared ________________________________, to me known, who being by me duly sworn, did depose and say that _he resides in _____________________________, that _he is the __________________ of Decora Industries, Inc., the corporation described in and which executed the above instrument; and that _he signed _____ name thereto by order of the Board of Directors of said corporation.

                                                  ------------------------------
                                                  Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF           )

     On this ____ day of September, 1997, before me personally appeared ________________________________, to me known, who being by me duly sworn, did depose and say that _he resides in _____________________________, that _he is the __________________ of __________________________________________, the
corporation described in and which executed the above instrument; and that _he signed _____ name thereto by order of the Board of Directors of said corporation.

                                                  ------------------------------
                                                  Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF           )

     On this ____ day of September, 1997, before me personally appeared ________________________________, to me known, who being by me duly sworn, did depose and say that _he resides in _____________________________, that _he is the __________________ of __________________________________________, the
corporation described in and which executed the above instrument; and that _he signed _____ name thereto by order of the Board of Directors of said corporation.

                                                  ------------------------------
                                                  Notary Public

                                   Schedule A

                    (List of Purchasers and their Addresses)

                                    EXHIBIT A


                                 LOAN AGREEMENTS



         1. Loan and Security Agreement executed by the Borrower, the Corporate Guarantor and Fleet on April 18, 1990 as modified pursuant to the terms of (i) Loan and Security Agreement Amendment No. 1 by and between the Borrower, the Corporate Guarantor and Fleet dated July 19, 1994, (ii) Loan and Security Agreement No. 2 by and between the Borrower, the Corporate Guarantor and Fleet dated August 13 1996, (iii) Note and Loan and Security Agreement Amendment No. 3 by and between the Borrower, the Corporate Guarantor and Fleet dated March 27, 1997, and (iv) Note and Loan and Security Agreement Amendment No. 4 by and between the Borrower, the Corporate Guarantor and Fleet dated as of even date herewith and those Instruments of Collateral Security identified in paragraph 3.
(k) thereof.

         2. Secured Revolving Line of Credit Agreement by and between the Borrower and Fleet dated April 18, 1990 as amended by (i) Amendment to Secured Revolving Line of Credit Agreement effective and dated as at July 31, 1992 by and between the Borrower and Fleet, (ii) Second Amendment to Secured Revolving Line of Credit Agreement effective and dated as of July 29, 1993 by and between the Borrower and Fleet, (iii) Third Amendment to Secured Revolving Line of Credit Agreement effective and dated as of July 19, 1994 by and between the Borrower and Fleet, (iv) Fourth Amendment to Secured Revolving Line of Credit Agreement effective and dated as of the 13th day of August, 1996 by and between the Borrower and Fleet, (v) Fifth Amendment to Secured Revolving Line of Credit Agreement effective and dated as at the 27th day of March, 1997 by and between the Borrower and Fleet, and (iv) Sixth Amendment to Secured Revolving Line of Credit Agreement dated as at even date herewith by and between the Borrower and Fleet.

         3. Loan and Security Agreement executed by the Borrower and Fleet on July 19, 1994, as modified pursuant to the terms of (i) First Amendment to Loan and Security Agreement by and between the Borrower and Fleet dated March 27, 1997, and (ii) Second Amendment to Loan and Security Agreement by and between the Borrower and Fleet dated as at even date herewith, and the Security Documents defined therein.

         4. ISDA Master Agreement dated as of March 21, 1997 by and between Fleet National Bank and the Borrower, plus that certain Assignment, Pledge and Security Agreement dated as of March 27, 1997, executed by the Borrower in favor of Fleet, assigning to Fleet all of the Borrower's right, title and interest in and to the aforementioned ISDA Master Agreement.

         5. Export-Import Bank of the United States Notification by Insured of Amounts Payable under Multi-Buyer Export Credit

Insurance Policy assignment, pledge and security agreement executed by the Borrower in favor of Fleet on March 27, 1997.

         6. The Security Documents defined in that certain Credit and Reimbursement Agreement executed by the Borrower in favor of Fleet on November 1, 1996 in connection with that certain Letter of Credit issued by Fleet in favor of Mellon Bank, FSB as Trustee, concerning the issuance by the counties of Warren and Washington Industrial Development Agency of Two Million Four Hundred Sixty Thousand and no/100 Dollars ($2,460,000.00) aggregate principal amount Industrial Development Revenue Bonds (Decora, Incorporated Project Series 1996) as modified by (i) Credit and Reimbursement Agreement Modification Agreement No. 1 dated as of March 27, 1997 and (ii) Credit and Reimbursement Agreement Modification Agreement No. 2 dated as of even date herewith.

                                    EXHIBIT B

                                      NOTES



         1. Credit and Reimbursement Agreement executed by the Borrower in favor of Fleet on November 1, 1996 in connection with that certain Letter of Credit issued by Fleet in favor of Mellon Bank, FSB as Trustee, concerning the issuance by the counties of Warren and Washington Industrial Development Agency of Two Million Four Hundred Sixty Thousand and no/100 Dollars ($2,460,000.00) aggregate principal amount Industrial Development Revenue Bonds (Decora, Incorporated Project Series 1996) as modified by (i) Credit and Reimbursement Agreement Modification Agreement No. 1 dated as of March 27, 1997 and (ii) Credit and Reimbursement Agreement Modification Agreement No. 2 dated as of even date herewith.

         2. Five Million One Hundred and Sixty Nine Thousand and no/100 Dollar ($5,169,000.00) Amended and Restated Term Note dated as at March 27, 1997 and executed by the Borrower on said date in favor of Fleet.

         3. One Million and no/100 Dollar ($1,000,000.00) Line of Credit Note dated March 27, 1997 and executed by the Borrower on said date in favor of Fleet, as amended by that certain First Amendment to Note executed by the Borrower and Fleet on even date.

         4. Six Million and no/100 Dollar ($6,000,000.00) Restated Promissory ("Grid") Note dated as at the 13th day of August, 1996 and executed by the Borrower on said date in favor of Fleet.

         5. Three Million Three Hundred Fifty Four Thousand One Hundred Sixty Six and 69/100 Dollars ($3,354,166.69) Consolidated and Restated Promissory Note dated March 27, 1997 and executed by the Borrower on said date in favor of Fleet.

                                    EXHIBIT C


                                          COLLATERAL



         1. All of Borrower's now and hereafter owned and acquired, wherever located: machinery, equipment, furniture, fixtures, goods, inventory, accounts receivable, instruments, contract rights, general intangibles, chattel paper and choses in action, including but not limited to, those items set forth on Exhibit C-1 attached hereto and made a part hereof.

         2. All that property, or interest in property, of Borrower constituting the "mortgaged premises" as that term is defined and described in that certain Mortgage in the amount of Four Million and no/100 Dollars ($4,000,000.00) dated April 18, 1990 made by Borrower to Fleet, which Mortgage was recorded in the Office of the Washington County Clerk on April 23, 1998 in Liber 601 at page
291. Said Mortgage was modified by Mortgage Modification Agreement dated July 19, 1994 and recorded July 25, 1994 in the Washington County Clerk's office in Liber 846 at page 199, and further modified by Mortgage Modification Agreement dated March 27, 1997 and recorded March 28, 1997 in the Washington County Clerk's office in Liber 995 at page 213.

         3. Unconditional Guaranty of Corporate Guarantor.

         4. All issued and outstanding shares of capital stock of the Borrower, which shares of stock are owned by the Corporate Guarantor and are pledged to Fleet to secure the guaranty of the Corporate Guarantor to Fleet as referenced in 3 above.

         5. All of Borrower's right, title and interest in that certain ISDA Master Agreement executed by the Borrower in favor of Fleet National Bank on March 27, 1997 and each transaction entered into thereunder (including, without limitation, all amounts payable or deliverable thereunder).

         6. All of Borrower's interest to claim payments which may become due under policy number ESC-147470 issued by Export-Import Bank of the United States to Borrower, as insured.

         7. All machinery and equipment leases received by Borrower from United Merchant's and Manufacturers, Inc. pursuant to that certain Asset Purchase Agreement dated November 28, 1989.

         8. All of Borrower's United States Letters Patent.

         9. All of Borrower's right, title and interest in and to (i) that certain promissory note in the face amount of $15,207,000.00 to be executed by the Corporate Guarantor in favor of the Borrower on even date herewith and (ii) that certain promissory note in the face amount of $6,000,000.00 to be executed by the Corporate Guarantor in favor of the Borrower on July 19, 1994.

         10. All books and records of Borrower pertaining to the foregoing or any thereof.

         11. All products and proceeds (including, without limitation, insurance proceeds) pertaining to the foregoing or any thereof.

                                         EXHIBIT "C-1"
                       DECORA INCORPORATED EXPANSION/RENOVATION PROJECT
                                    DETAILED ASSET LISTING

  Asset        Asset                                                                                            ADS      In-Service
  Number    Description                        Utility                                                         Life (1)     Date
  ------    -----------                        -------                                                         --------  ----------
  1   347   Computer                           Tracks production data and flow                                     5      9/30/95
  2   348   Oven exhaust system                Required to vent air from machinery oven                           10      9/30/95
  3   349   DC Drive system                    Required to improve reliability and efficiency of #1 coater        10      9/30/95
  4   350   Heat Exchanger                     Burns toxic production emissions prior to venting to outside       10      9/30/95
  5   351   Explosion proof containment area   Required on production machine to run solvent-based coated
                                                 products                                                         10      9/30/95
  6   352   Monorail beams                     Transports work-in-process goods on and off machines               10      9/30/95
  7   353   Trim removal system                Transports waste trimmings from production machines
                                                 to compactor                                                     10      9/30/95
  8   354   Tennant floor cleaner              Removes dust and other contaminants from finish packaging
                                                 work area                                                        10      9/30/95
  9   355   Cad-cam engineering software       Required to perform engineering drawings for machinery
                                               installation/maintenance                                            5      9/30/95
 10   356   Underground storage tank removal   Required per EPA regulations                                       40      9/30/95
 11   357   Shipping dock truck locks          Holds trucks against shipping docks while loading (safety)         40      9/30/95
 12   358   Verduin embosser                   Embosses vinyl film with woodgrain texture                         10      9/30/95
 13   359   Concrete truck shipping pad        Required to support weight of shipping trucks                      40      9/30/95
 14   360   Floor sealing                      Required under installed machinery for removal of contaminants
                                                 and safety                                                       40      9/30/95
 15   361   Roof modifications                 Required to protect new machinery and insert venting ducts         40      9/30/95
 16   362   Machine winng                      Required to operate production machinery                           40      9/30/95
 17   363   Work area lighting                 Required to operate production machinery                           40      9/30/95
 18   364   Air piping                         Required to operate production machinery                           40      9/30/95
 19   365   Air compressor                     Required to operate production machinery                           10      9/30/95
 20   366   HVAC                               Required for machine operator comfort                              40      9/30/95
 21   367   WIP Racking                        Required for staging of work-in-process goods during
                                                 production flow                                                  10      9/30/95
 22   368   Emission controls                  Required for EPA compliance                                        10      9/30/95
 23   369   Narrow-aisle lift truck            Required to handle work-in-process goods                           10      9/30/95
 24   370   Lift truck                         Required to handle work-in-process goods                           10      9/30/95
 25   371   Bar code hardware/installation     Required to track work-in-process goods through production         10      9/30/95
 26   372   Voice mail switch                  Required for internal and external communications                  10      9/30/95
 27   373   Fork lift truck batteries          Required to power fork-lift trucks noted above                     10      9/30/95
 28   374   Corone treatment head              Required to surface treat products to improve applied adhesive
                                                 performance                                                      10      9/30/95
 29   375   Lift truck batteries               Required to power fork-lift trucks noted above                     10      9/30/95
 30   246   Operations supplies                Hand tools and other supplies necessary to operate production
                                                 machines                                                         10      9/30/95